EXHIBIT 10.13





                      THE COCA-COLA COMPANY

           COMPENSATION DEFERRAL & INVESTMENT PROGRAM


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                        TABLE OF CONTENTS


SECTION                                                   PAGE

1.  PURPOSE                                                 1

2.  DEFINITIONS                                             1

     2.1  Account                                           1
     2.2  Beneficiary                                       1
     2.3  Committee                                         1
     2.4  Deferral Period                                   1
     2.5  Election Form                                     2
     2.6  Eligible Employee                                 2
     2.7  Employee                                          2
     2.8  Employer                                          2
     2.9  Interest Credit Period                            2
     2.10 Participant                                       3
     2.11 Program                                           3
     2.12 Program Rate                                      3
     2.13 Program Year                                      3
     2.14 Retirement Date                                   3
     2.15 Voluntary Severance Program                       3

3    ELECTION RULES                                         4

4    INTEREST CREDITS                                       5

5    PAYMENTS                                               5

     5.1  Retirement                                        5
          (a)  Form                                         5
               (1)  General rule                            5
               (2)  Post-Retirement Installments            6
               (3)  Pre-Retirement Installments             6
               (4)  Voluntary Severance Program             7
          (b)  Interest Rate Credits                        7




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SECTION                                                   PAGE

     5.2  Pre-Retirement                                    7
          (a)  General Rule                                 7
          (b)  First Plan Year                              8
          (c)  Committee Action                             8
     5.3  Death                                             8
          (a)  General Rules                                8
               (1)  Pre-Retirement Date                     8
               (2)  Post-Retirement Date                    9
          (b)  Special Rules                                9
               (1)  Continuation                            9
               (2)  Estate                                  9
     5.4  Source of Payments                                9

6    MISCELLANEOUS                                          10

     6.1  Committee                                         10
     6.2  Beneficiary                                       10
     6.3  No Assignment; Binding Effect                     11
     6.4  ERISA                                             11
     6.5  Construction                                      11
     6.6  Tax and Other Laws                                12
     6.7  Life Insurance Policy                             12
     6.8  Amendment and Termination                         12







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                      THE COCA-COLA COMPANY
           COMPENSATION DEFERRAL & INVESTMENT PROGRAM


                            SECTION 1

                             PURPOSE


     The primary purpose of this Program is to enhance a Participant's retirement income by providing a mechanism under which he or she can elect to defer a portion of his or her salary and bonus for the fiscal year beginning May 1, 1986 and receive interest credits on such deferrals at a rate which The Coca-Cola Company anticipates will be very favorable for the Participant.

                            SECTION 2

                           DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purpose of this Program.

          2.1 ACCOUNT -- means the bookkeeping account maintained as part of The Coca-Cola Company's books and records to show each Participant's interest in this Program, which interest shall consist of the excess of (a) the amounts actually deferred under this Program under Section 3 and the interest credits on such deferrals under Section 4 and Section 5 over (b) the payments made under Section 5.

          2.2 BENEFICIARY -- means the person or persons so designated in accordance with Section 6.2.

          2.3  COMMITTEE -- means the committee described in
Section 6.1 which shall operate and administer this Program.

          2.4 DEFERRAL PERIOD -- means the 12 consecutive month period which begins on May 1, 1986 and ends on April 30, 1987.

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          2.5  ELECTION FORM -- means the form or forms provided
by the Committee for making the elections called for under this Program.

          2.6 ELIGIBLE EMPLOYEE -- means each employee of an Employer whose base rate of salary equals or exceeds $50,000 a year on April 1, l986 and who works primarily within the continental United States, Alaska or Hawaii.

          2.7  EMPLOYEE -- means an employee of The Coca-Cola
Company or any of its wholly-owned subsidiaries.

          2.8  EMPLOYER -- means

               (1)  The Coca-Cola Company,

               (2)  The Atlanta Coca-Cola Bottling Company,

               (3)  The Louisiana Coca-Cola Bottling Co. Limited,

               (4)  the Coca-Cola Bottling Company of Michigan,

               (5)  the Coca-Cola Bottling Company of New England,

               (6)  the Coca-Cola Bottling Company of California,

               (7)  the Coca-Cola Bottling Company of Ohio,

               (8)  Ore-Cal Coca-Cola Bottling Company,

               (9)  The Akron Coca-Cola Bottling Company,

               (10) The Zanesville Coca-Cola Bottling Company,

               (11) the Coca-Cola Export Corporation,

               (12) the Belmont Springs Water Company, Inc., and

               (13) The Entertainment Business Sector, Inc.

          2.9 INTEREST CREDIT PERIOD -- means the 12 consecutive month period which begins on November 1, 1986 and each 12 consecutive month period which begins on each November 1 thereafter.


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          2.10 PARTICIPANT -- means an Eligible Employee who
properly and timely makes the election to participate in this Program under Section 3.

          2.11 PROGRAM -- means The Coca-Cola Company
Compensation Deferral & Investment Program as set forth in this document and any amendments to this document.

          2.12 PROGRAM RATE -- means the interest credit rate in effect for each Interest Credit Period, which rate shall equal the greater of

               (a)  16% per annum, or

               (b) the annual rate determined by the Committee based on the average interest rate reported by the Moody's Investors Service as in effect on the first business day of each calendar month for the corporate investment grade level of bond issues selected by the Committee for the 12 consecutive month period ending on the April 30 which immediately precedes the beginning of such Interest Credit Period plus 8 percentage points.

          2.13 PROGRAM YEAR -- means the 12 consecutive month period which begins on May 1, 1986 and each 12 consecutive month period which begins on each May 1 thereafter.

          2.14 RETIREMENT DATE -- means for each Participant the earlier of (a) the first date as of which he or she is eligible to receive an early retirement benefit under The Employees' Retirement Plan for The Coca-Cola Company or under any successor to such plan or any comparable plan maintained by his or her Employer or (b) the date he or she reaches age 65.

          2.15 VOLUNTARY SEVERANCE PROGRAM -- means a formal, written voluntary severance pay program which is adopted before April 15, 1986 by The Coca-Cola Company, by any of its divisions or by any other Employer and which the Committee elects to include in this Program.



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                            SECTION 3

                         ELECTION RULES

     An Eligible Employee who desires to participate in this Program shall properly complete and deliver to the Committee (or to the Committee's delegate) an Election Form on or before April 15, 1986, and the elections made on such form shall be irrevocable after April 15, 1986. Each such election shall include

          (a) an election to defer in accordance with the terms of this Program (1) a specific dollar amount of his or her base salary as otherwise payable by his or her Employer each payday in the Deferral period (if he or she desires to defer any such salary), (2) a specific dollar amount which he or she anticipates first will become payable by his or her Employer as a bonus during the Deferral Period under his or her Employer's standard practices and policies for the payment of bonuses (if he or she desires to defer any such bonus) or, in lieu of any deferral under Section 3(a)(1) or
     Section 3(a)(2), (3) a specific dollar amount of the payments to be made under any Voluntary Severance Program during the Deferral Period (if he or she desires to defer any such payments in lieu of the deferral of any salary or bonuses), and

          (b) an election on how his or her Account shall be paid under Section 5.1; provided, however,

          (c) no salary deferral election shall be effective to the extent that the specific dollar amount exceeds 90% of a Participant's salary as otherwise payable each payday, no bonus deferral election shall be effective to the extent that the specific dollar amount exceeds 90% of any bonus otherwise payable and no Voluntary Severance Program deferral shall be effective to the extent that the specific dollar amount exceeds 90% of each payment otherwise payable under such program,



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          (d)  the aggregate amount which an Eligible Employee
     elects to defer shall be no less than $2000 and no more than $50,000, and

          (e) a deferral election shall be effective only while an Eligible Employee is employed by an Employer. An Eligible Employee who fails to deliver a properly completed Election Form under this Section 3 to the Committee (or to this Committee's delegate) on or before April 15, 1986 shall be ineligible to participate in this Program.

                            SECTION 4

                        INTEREST CREDITS

     The Committee shall establish an Account for each Participant and shall credit to such Account the base salary and bonuses or Voluntary Severance Program payments actually deferred on his or her behalf under Section 3 for the Deferral Period.
The Committee for the first Interest Credit Period shall (subject to Section 6.8) credit interest on such deferrals at the Program Rate in effect for such period as if all such deferrals for a Participant actually had been credited to his or her Account on November 1, 1986. Subject to Section 5 and Section 6.8, interest credits for each Interest Credit Period thereafter shall be made for each Account as of the last day of each Interest Credit Period at the Program Rate for such period based on the balance credited to each such Account as of such date.

                            SECTION 5

                            PAYMENTS

          5.1. RETIREMENT.

               (a)  FORM.

                    (1)  GENERAL RULE.  An Eligible Employee
          as part of his or her election under Section 3 shall elect that his or her Account be paid either (i) in the form described in Section 5.1(a)(2) or (ii) in the form described in Section 5.1(a)(3) and, if his or



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          her Account has not been exhausted through such
          payments, thereafter in the form described in
          Section 5.1(a)(2).  The elections made under this
          Section 5.1 shall assume that a Participant's employment as an Employee will terminate (other than by reason of death) on or after his or her Retirement Date, and such elections therefore shall be subject to the rules set forth in Section 5.2 and Section 5.3.

                    (2)  POST-RETIREMENT INSTALLMENTS.  The
          payment of a Participant's Account shall be made in level monthly installments which (i) shall begin as of the first day of the first calendar month which follows the date his or her employment as an Employee terminates and (ii) shall end on the first day of the calendar month which immediately precedes the date he or she reaches age 80; provided, a Participant's employment as an Employee (solely for purposes of this Section 5.1(a)(2)) automatically shall be deemed to terminate on the date he or she reaches age 70 without regard to whether his or her employment actually terminates on such date.

                    (3)  PRE-RETIREMENT INSTALLMENTS.  An annual
          payment, or more than one consecutive annual payment, shall be made to a Participant from his or her Account, and such annual payment shall be made, or such annual payments shall begin, at the Participant's election under Section 3

                         (i)  as of November 1, 1993 or as of
               November 1, 1994, in which event the Participant can elect under Section 3 to receive up to three consecutive annual payments, or

                         (ii) as of November 1, 1995 or as of any
               anniversary of such date, in which event the Participant can elect under Section 3 to receive up to four consecutive annual payments.



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          Each payment made under this Section 5.1(a)(3) shall
          equal the amount which a Participant actually deferred under Section 3 or, if less, the balance of his or her Account, and each such payment shall be made as of the first day of an Interest Credit Period. If a Participant's employment as an Employee terminates for any reason whatsoever before all payments elected under this Section 5.1(a)(3) have been made, his or her election to receive payments under this
          Section 5.1(a)(3) automatically shall terminate and the balance of his or her Account shall be paid under
          Section 5.1(a)(2) or, if applicable, Section 5.2 or
          Section 5.3.

                    (4)  VOLUNTARY SEVERANCE PROGRAM.  If a
          Participant elected to defer payments under a Voluntary Severance Program, his or her Account automatically shall be paid under Section 5.1(a)(2), and such payments shall begin under Section 5.1(a)(2) as of the later of (i) his or her Retirement Date or (ii) May 1, 1992.

               (b) INTEREST RATE CREDITS. An Account (or the portion of an Account) which is distributed under
     Section 5.1(a)(2) shall (subject to Section 6.8) receive interest rate credits over the period for which such payments are made under Section 5.1(a)(2) at the Program Rate in effect on the date that such payments first begin, and the level monthly payments under such section shall be determined using such Program Rate.

          5.2. PRE-RETIREMENT.

               (a) GENERAL RULE. If a Participant's employment as an Employee terminates for any reason (other than death) before his Retirement Date, no payment shall (subject to Section 5.1(a)(4)) be made to him under Section 5.1(a) after the date his or her employment so terminates, and his or her Account shall (subject to Section 5.2(b) and Section 5.2(c)) be paid in a lump sum as soon as practicable after such date. Such payment



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     shall be made as of the first day of a calendar month, and his or her Account shall (subject to Section 6.8) receive interest credits through the last day of the immediately preceding calendar month at the Program Rate in effect for the Interest Credit Period in which payment is made.

               (b)  FIRST PLAN YEAR.  If a Participant's
     employment as an Employee terminates for any reason (other than death) before April 30, 1987, the payment of his or her Account shall be delayed and paid (subject to Section 5.1(a)(4)) in a lump sum as soon as practicable after such date. Such payment shall be made as of the first day of a calendar month, and his or her Account (shall be subject to Section 6.8) receive interest credits through the last day of the immediately preceding calendar month at the Program Rate in effect for the first Interest Credit Period.

               (c) COMMITTEE ACTION. A Participant may request that the Committee direct the payment of his or her Account in accordance with the election the Participant made under
     Section 3 in lieu of any payment under this Section 5.2 and, if the Committee grants such request, payment shall be made under Section 5.1 and (solely for purpose of Section 5.1) the Participant's employment as an Employee shall be deemed to terminate on the later of his or her Retirement Date or on the date his or her employment actually terminates. Any such request shall be made in writing and shall be delivered to the Committee (or to the Committee's delegate) on or before the date the Participant's employment as an Employee terminates.

          5.3. DEATH.

               (a)  GENERAL RULES.

                    (1)  PRE-RETIREMENT DATE.  If a Participant
               dies before his or her Retirement Date, his or her Account shall be paid to his or her Beneficiary



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               under Section 5.1(a)(2) and, if applicable,
               Section 5.1(a)(3) under the same rules which would have been in effect for the Participant if he or she had survived as an Employee until his or her Retirement Date.

                    (2)  POST-RETIREMENT DATE.  If a Participant
               dies on or after his or her Retirement Date, his or her Account shall be paid to his or her Beneficiary under Section 5.1(a)(2) using the date the Participant died as the date he or she terminated his or her employment as an Employee.

               (b)  SPECIAL RULES.

                    (1)  CONTINUATION.  If a Participant dies
               after the payment of his or her Account has begun under Section 5.1(a)(2) or Section 5.2 or if payment is to be made under Section 5.1(a)(4), payment shall be made to his or her Beneficiary under the same terms and conditions as payment would have been made to the Participant if he or she had survived.

                    (2)  ESTATE.  If a Participant's Beneficiary
               is his or her estate, the balance of the Account payable at his or her death shall be paid to his or her estate in a lump sum in accordance with the rules set forth in Section 5.2(a). If a Beneficiary dies after an Account becomes payable to him or to her under this Program, the balance of the Account otherwise payable to such Beneficiary shall be paid to such Beneficiary's estate in a lump sum in accordance with the rules set forth in Section 5.2(a).

          5.4 SOURCE OF PAYMENTS. All payments under this Program shall be made by The Coca-Cola Company from its general assets, and the status of each Participant's and each Beneficiary's claim to his or her Account shall be the same as the status of the claim against The Coca-Cola Company by any of its general and unsecured creditors. No person whomsoever shall look to, or have any claim whatsoever against, any officer, director, employee or agent of The Coca-Cola Company or any of its subsidiaries in his or her individual capacity for the payment of an Account or for the payment of any other amounts in connection with an Account.

                            SECTION 6

                          MISCELLANEOUS

          6.1. COMMITTEE. The Committee shall (except on a temporary basis) consist of at least 3 individuals who shall be appointed by and serve at the pleasure of the Chief Executive Officer of The Coca-Cola Company. The Committee in the administration and operation of this Program shall have the power to take such equitable and other action as the Committee acting in its absolute discretion deems necessary or appropriate under the circumstances (including the power to delegate Committee functions to others and to amend or terminate this Program under
Section 6.8). However, no member of the Committee shall act on any request made by him or by her under this Program or on any determination which relates to him or to her.

          6.2. BENEFICIARY. Each Participant shall designate a Beneficiary on an Election Form to receive his or her Account, if any, in the event of his or her death and such designation shall be effective when the Election Form is delivered to the Committee (or to the Committee's delegate). However, if a Participant has a lawful spouse on his or her date of death, such spouse automatically shall be deemed to be his or her designated Beneficiary under this Program unless such spouse consents in writing on an Election Form to the Participant's designation of another person as his or her Beneficiary under this Program. If no designated Beneficiary survives the Participant or if no such designation is made, the Participant's surviving spouse, if any, shall be deemed his or her designated Beneficiary under this Program or, if there is no such surviving spouse, the Participant's estate shall be deemed his or her designated Beneficiary under this Plan. Finally,



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               (a)  if a Participant's Account is attributable to
          the deferral of Voluntary Severance Program payments, his or her Beneficiary under this Program automatically shall be the person designated as his or her beneficiary under such Voluntary Severance Program, and

               (b)  if a Beneficiary dies after an Account
          becomes payable to him or to her under this Program, such Account automatically shall be payable to such Beneficiary's estate.

          6.3. NO ASSIGNMENT; BINDING EFFECT. No Participant or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber his or her benefits under this Program for any purpose whatsoever, and any attempt to do so shall be disregarded completely as null and void. The provision of this Program shall be binding on each Participant (and on each person who claims a benefit under such Participant) and on The Coca-Cola Company and each other Employer.

          6.4. ERISA. The Coca-Cola Company intends that this Program come within the various exceptions and exemptions to the Employee Retirement Income Security Act of 1974, as amended, for an unfunded deferred compensation plan maintained primarily for a select group of management or highly compensated employees. Any ambiguities in this Program shall be construed to effect this intent and, if a determination is made by any federal agency or court that this Program for any reason fails to come within such exceptions or exemptions, The Coca-Cola Company intends that the Committee promptly terminate this Program.

          6.5. CONSTRUCTION. This Program shall be construed in accordance with the laws of the State of Georgia to the extent that such laws have not been preempted by federal law. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect under this Program. All references to sections shall be to sections of this Program.



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          6.6. TAX AND OTHER LAWS.  The Coca-Cola Company shall
have the right to withhold on or deduct from any benefits paid under this Program to the extent that The Coca-Cola Company deems that such withholding or deduction is necessary or appropriate to satisfy any federal, state or other applicable law which might require The Coca-Cola Company to withhold on or deduct from such benefits.

          6.7. LIFE INSURANCE POLICY. Each Eligible Employee who desires to participate in the Program shall be required as a condition to such participation to authorize The Coca-Cola Company (as part of his or her election under Section 3) to purchase a life insurance policy on his or her life and to agree to comply with the requirements, if any, for the issuance of any such policy.

          6.8 AMENDMENT AND TERMINATION. The Coca-Cola Company acting through the Committee reserves the right to amend this Program from time to time and to terminate this Plan at any time and, further, reserves the right (a) to reduce or disregard any interest credits made (or otherwise called for under this Program) at any time to any Account if the Committee acting in its absolute discretion determines that such action seems necessary or appropriate or in the best interest of The Coca-Cola Company and (b) to accelerate the payment of any Account or Accounts, or all Accounts, if the Committee acting in its absolute discretion determines that such action seems necessary or appropriate or in the best interest of The Coca-Cola Company.


                                   THE COCA-COLA COMPANY

                                   By: /s/ Douglas A. Saarel



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


          COMPENSATION DEFERRAL AND INVESTMENT PROGRAM


                       AMENDMENT NUMBER 1


The Compensation Deferral and Investment Program is hereby amended, effective May 1, 1986, as follows:

     1. Section 2.8, "Employer," is amended effective May 1, 1986 by adding the phrase "as of May 1, 1986" after the word "means" and by adding the phrase "and any successor company or companies thereto by which any Participant may become employed and of which The Coca-Cola Company or any of its subsidiaries may own at least 25% of the voting stock of such successor company" at the end of the Section.

     2. Section 2.15, "Voluntary Severance Program," is amended by deleting the phrase "before April 15, 1986," effective May 1, 1986.

     3. Section 3, "Election Rules," is hereby modified by inserting a new second sentence in the first paragraph, as follows:

          "If an employee becomes an Eligible Employee because of a retroactive salary increase on or after April 1, 1986, such Eligible Employee may elect to participate by completing an Election Form before such time as the Committee may establish for returning the Form."

     4. Section 6.2, "Beneficiary," is amended by deleting subparagraph (a) in its entirety and by restructuring subparagraph (b) as a complete and undesignated sentence beginning with the word "Finally."

                      AMENDMENT NUMBER TWO

           COMPENSATION DEFERRAL & INVESTMENT PROGRAM


       Pursuant to the power vested in the Committee to amend or terminate The Coca-Cola Company Compensation Deferral & Investment Program, the Committee hereby amends Section 6.8, AMENDMENT AND TERMINATION, to more accurately reflect the understanding which Participants have respecting the rights of The Coca-Cola Company to amend or terminate such program, and
Section 6.8 as effective as of the date of this amendment shall read as follows:

          "6.8 AMENDMENT AND TERMINATION. The Committee may amend this Program from time to time, may accelerate the payment of any Account or Accounts, or all Accounts, if the Committee acting in its absolute discretion determines that such action seems necessary or appropriate or in the best interest of The Coca-Cola Company, and may terminate this Program at any time; provided, however,

               (1)  no such amendment, acceleration or
          termination shall reduce the balance credited or the interest to be credited to any Participant's Account for any Program Year which has ended before the date the Committee acts to adopt such amendment or to effect such acceleration or termination,

               (2) no action taken by the Committee after the beginning of an Interest Credit Period to amend the Program shall be effective for such period if such amendment has the effect of reducing, or expressly reduces, the Program Rate for such Interest Credit Period,

               (3) no action taken by the committee after the beginning of an Interest Credit Period to effect any such acceleration or termination shall be effective for such period unless each Account affected by such acceleration or termination receives the full interest credit which such Account would have received for such Interest Credit Period absent such acceleration or termination, and

               (4) if the Program Rate is set for an Interest Credit Period at an effective annual rate which is less than 8% per annum, this Program immediately and automatically shall terminate and each Participant's Account promptly thereafter (A) shall be credited with the interest at the Program Rate which would have been credited for such Interest Credit Period absent such termination and (B) shall be paid in full to the Participant."

                     AMENDMENT NUMBER THREE

                               TO

          THE COCA-COLA COMPANY COMPENSATION DEFERRAL &

                       INVESTMENT PROGRAM



     Pursuant to the power vested in the Committee to amend or terminate The Coca-Cola Company Compensation Deferral &
Investment Program, the Committee hereby amends Section 2.7,
Employee, and Section 2.8, Employer, effective as of the Plan's effective date, as follows:

     "2.7. Employee -- means an employee of an employer or any of its wholly owned subsidiaries.

      2.8.     Employer -- means

          (1)  The Coca-Cola Company,

          (2)  The Atlanta Coca-Cola Bottling Company,

          (3)  The Louisiana Coca-Cola Bottling Co. Limited,

          (4)  the Coca-Cola Bottling Company of Michigan,

          (5)  the Coca-Cola Bottling Company of New England,

          (6)  the Coca-Cola Bottling Company of California,

          (7)  the Coca-Cola Bottling Company of Ohio,

          (8)  Ore-Cal Coca-Cola Bottling Company,

          (9)  The Akron Coca-Cola Bottling Company,

          (10) The Zanesville Coca-Cola Bottling Company,

          (11) the Coca-Cola Export Corporation,

          (12) the Belmont Springs Water Company, Inc.,

          (13) The Entertainment Business Sector, Inc.,

          (14) Hickory Publishing Company, Inc.

Any successor to an Employer which is expressly identified as such in this Section 2.8 automatically shall be treated as an Employer under this Plan."

The Compensation Deferral & Investment Program is hereby amended as follows:

Add the following sentence as the 2nd sentence in
Section 5.1(a)(2):

     "If a Participant's employment as an Employee terminates (other than by reason of death) after the first date such Participant is eligible to receive an early retirement benefit under the Employee Retirement Plan of The Coca-Cola Company or under any successor to such plan or any comparable plan maintained by his or her Employer, but before the date he or she attains age 65, he or she may elect to defer the commencement of payments under this
     Section 5.1(a)(2) until a date no later than the 1st day of the first month on or after the earlier of (i) his or her death or (ii) his or her 65th birthday. Such election is irrevocable and must be received in writing by the Committee not later than 365 days prior to a Participant's date of termination."

                      AMENDMENT NUMBER FOUR

                               TO

           THE COCA-COLA COMPANY COMPENSATION DEFERRAL

                                &

                       INVESTMENT PROGRAM



Pursuant to the power vested in The Coca-Cola Company
Compensation Deferral & Investment Program Committee (the
"Committee") to amend or terminate The Coca-Cola Company
Compensation Deferral & Investment Program (the "Program"), the Committee hereby amends the Program as follows:

     1. Effective January 1, 1995, Section 2.8, " Employer" is amended by placing a comma after the word "Inc." in item (14) thereof and adding the following new item (15) immediately thereafter:

          "(15) any corporation or other business organization in which The Coca-Cola Company owns, directly or indirectly, 10% or more of the voting stock or capital."

     2.   Effective May 1, 1986, Section 5.1(a)(1), "General
Rule," is amended by deleting the phrase "and Section 5.3" at the end of such subsection and by substituting in lieu thereof the phrase ", Section 5.3 and Section 5.5."

     3.   Effective May 1, 1986, Section 5.1 (a)(2), "Post-
Retirement Installments," is amended by inserting "Except as provided in Section 5.5," at the beginning of the first sentence of such subsection.

     4.   Effective October 1, 1995, Section 5.1(a)(2), "Post-
Retirement Installments," is amended by deleting clause (i) in its entirety and by inserting a new clause (i) in lieu thereof as follows:

          "(i) shall begin as of the later of (A) the first day of the first calendar month following the date his or her employment as an Employee terminates (if his or her employment terminates on or after his or her Retirement Date) or (B) the first date as of which he or she could elect to begin receiving payment of his or her benefit under the Employee Retirement Plan of The Coca-Cola Company or under any comparable retirement plan maintained by his or her Employer, and".

     5. Effective May 1, 1986, Section 5.1(a)(3), "Pre-Retirement Installments," is amended by deleting the phrase "or
Section 5.3." at the end of such subsection and by substituting in lieu thereof the phrase ",Section 5.3 or Section 5.5."

     6. Effective May 1, 1986, Section 5.2(a), "General Rule," is amended by deleting the first sentence in its entirety and by substituting a new sentence in lieu thereof as follows:

          "Except as provided in Section 5.5, if a Participant's employment as an Employee terminates for any reason (other than death) before his or her Retirement Date, no payment shall (subject to Section 5.1(a)(4)) be made to the Participant under Section 5.1(a) after the date the Participant's employment so terminates, and the Participant's Account shall (subject to Section 5.2(b)) be paid in a lump sum as soon as practicable after such date."

     7.   Effective November 1, 1995, Section 5.2(a), "General
Rule," is amended by deleting the second sentence in its entirety and by substituting the following in lieu thereof:

          "Such payment shall be made as of the first day of a calendar month, and his or her Account shall (subject to Section 6.8) receive interest credits for the period beginning on the date the Participant's employment terminates and ending on the last day of the calendar month preceding payment based on a 2% per annum rate."

     8. Effective May 1, 1986, Section 5.2(c) is amended for the purpose of clarification by renaming said Section as new
Section 5.5 to immediately follow Section 5.4, and by restating said Section to read as follows:

          "5.5. Involuntary Termination. Notwithstanding any other provision in the Program to the contrary, if a Participant's employment as an Employee ceases as a result of involuntary termination, as determined by the Committee acting in its complete discretion (other than by reason of death), and the Participant has not made an effective deferral election under Section 5.1(a)(2), then no payment shall be made to the Participant under
          Section 5.1(a) after his or her employment so terminates, and the balance of his or her Account shall be paid in level monthly installments which (i) shall begin as of the first day of the first calendar month which coincides with or follows the date the Participant reaches age 65 or such other date as the Committee may approve, in its discretion, and
          (ii) shall end on the first day of the calendar month which immediately precedes the date the Participant reaches age 80. An Account (or the portion of an Account) which is distributed under this Section 5.5 shall (subject to Section 6.8) receive interest rate credits over the period for which such payments are made under this Section 5.5 at the Program Rate in effect on the date that such payments first begin, and the level monthly payments under this Section 5.5 shall be determined using such Program Rate."

     9. Effective May 1, 1986, Section 5.3, "Death", is amended by deleting said section in its entirety and by substituting a new Section 5.3 as follows:

          "5.3.     DEATH.

          (a)  GENERAL RULES.

               (1) PRE-RETIREMENT DATE. Except as provided in Section 5.3(b), if a Participant dies before his or her Retirement Date, payment of the Participant's Account shall be made to his or her Beneficiary under Section 5.1(a)(2) and, if applicable, Section 5.1(a)(3) under the same rules which would (absent Section 5.5) have been in effect for the Participant if the Participant had survived as an Employee until his or her Retirement Date.

               (2)  POST-RETIREMENT DATE.  Except as provided in
          Section 5.3(b), if a Participant dies on or after his or her Retirement Date, the Participant's Account shall be paid to his or her Beneficiary under Section 5.1(a)(2) as such Account would (absent any deferral election under Section 5.1(a)(2) or any deferral under
          Section 5.5) have been paid to the Participant, using the date the Participant died as the date the Participant terminated his or her employment as an Employee.

          (b)  SPECIAL RULES.

               (1) CONTINUATION. If a Participant dies after the payment of his or her Account has begun under
          Section 5.1(a)(2), Section 5.2 or Section 5.5, or if payment is to be made under Section 5.1(a)(4) or to be made under Section 5.2(a) as a result of the Participant's termination of employment before death, payment shall be made to the Participant's Beneficiary under the same terms and conditions as payment would have been made to the Participant if he or she had survived.

               (2) ESTATE. Notwithstanding any other provisions to the contrary:

                    (A) If a Participant's Beneficiary is his or her estate, the balance of the Account payable at the Participant's death shall be paid to the Participant's estate in a lump sum in accordance with the rules set forth in Section 5.2(a) as soon as practicable after the Participant's date of death; and

                    (B)  If a Beneficiary dies after an Account
               becomes payable to the Beneficiary under this Program, the balance of the Account otherwise payable to such Beneficiary shall be paid to such Beneficiary's estate in a lump sum in accordance with the rules set forth in Section 5.2(a) as soon as practicable after the Beneficiary's date of death."

     10. Effective October 1, 1995, Section 5.5 is amended to read as follows:

          "5.5. Involuntary Termination. Notwithstanding any other provision in this Program to the contrary, a Participant shall have the right under this Section 5.5 to elect that, if his or her employment as an Employee ceases as a result of involuntary termination as determined by the Committee acting in its complete discretion, before the Participant's Retirement Date (other than by reason of death or as a result of gross misconduct, as determined by the Committee acting in its complete discretion), the payment of his or her Account be deferred and made in accordance with the rules under Section 5.1 in lieu of any payment under Section 5.2, as if the Participant's employment as an Employee had actually terminated on his or her Retirement Date. Any such election shall be irrevocable and must be received in writing by the Committee on or before November 30, 1995 and before the Participant's employment as an Employee actually terminates."

     11.  Notwithstanding the restatement of Section 5.5 in item
10 of this Amendment, Section 5.5 as in effect on September 30, 1995 shall remain in effect through November 30, 1995 for any Participant who fails to satisfy Section 5.5 as restated effective October 1, 1995 by item 10 of this Amendment.

     12. Effective May 1, 1986, Section 6.8 is amended by deleting said Section in its entirety and by substituting a new
Section 6.8 as follows:

          "6.8 AMENDMENT AND TERMINATION. The Coca-Cola Company, by action of the Committee, reserves the right to amend this Program from time to time and to terminate this Program at any time and, further, reserves the right
          (a) to reduce or disregard any interest credits made
          (or otherwise called for under this Program) at any time to any Account if the Committee acting in its absolute discretion determines that such action seems necessary or appropriate or in the best interest of The Coca-Cola Company and (b) to accelerate the payment of any Account or Accounts, or all Accounts, if the Committee acting in its absolute discretion determines that such action seems necessary or appropriate or in the best interest of The Coca-Cola Company."

     IN WITNESS WHEREOF, the Compensation Deferral & Investment
Program Committee has caused this Amendment to the Program to be executed by a duly authorized member of the Committee this 28 day of November, 1995.

                              THE COCA-COLA COMPANY COMPENSATION
                              DEFERRAL & INVESTMENT PROGRAM
                              COMMITTEE

                              BY: /s/ MICHAEL W. WALTERS

ATTEST:

/s/ C. RON CHEELEY
    Secretary